Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) dated effective as of December 14, 2010 is made by and between Balqon Corporation, a Nevada corporation (the “Company”), and Seven One Limited, a company organized under the laws of the British Virgin Islands (the “Purchaser”).

RECITALS

WHEREAS, the Purchaser desires to purchase, and the Company desires to issue and sell, upon the terms and conditions stated in this Agreement, (i) 7,812,500 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) a warrant (the “Warrant”) in the form attached to this Agreement as Exhibit A to acquire up to 7,812,500 shares (the “Warrant Shares”) of the Company’s Common Stock;

WHEREAS, it is the intention of the parties that on or about the Closing (as defined below) the Company and the Purchaser shall enter into an distribution agreement (the “Distribution Agreement”) pursuant to which, upon terms mutually agreed to by the Company and the Purchaser, the Company will become the exclusive distributor in the United States of lithium iron phosphate batteries and high voltage charging systems manufactured by the Purchaser’s affiliate, Thunder Sky Battery Limited (also known as Winston Battery Limited), for a period of three years;

WHEREAS, in connection with entering into the Distribution Agreement, the Company will issue to the Purchaser (i) 1,375,000 shares of Common Stock (“Distribution Shares”), and (ii) a five-year warrant (“Distribution Warrant”) to purchase up to 1,500,000 shares of Common Stock (“Distribution Warrant Shares”) at an exercise price per share of $1.50; and

WHEREAS, it is the intention of Balwinder Samra, President and Chief Executive Officer of the Company, and Purchaser that on or about the Closing, Mr. Samra and Purchaser shall enter into a voting agreement (the “Voting Agreement”), which Voting Agreement shall provide for certain arrangements and understandings respecting ownership of the Company’s voting securities and other matters as set forth in the Voting Agreement.

NOW, THEREFORE, in consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1 Definitions. Capitalized terms that are not otherwise defined herein have the meanings given to such terms in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Bridge Bank” means Bridge Bank, National Association.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of California are authorized or required by law or other governmental action to close.

“Closing” shall have the meaning ascribed to such term in Section 2.2.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” shall have the meaning ascribed to such term in the Recitals hereto.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Distribution Agreement” shall have the meaning ascribed to such term in the Recitals hereto.

“Environmental Laws” shall have the meaning ascribed to such term in Section 3.1(x).

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Properties” shall have the meaning ascribed to such term in Section 3.1(x).

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Registration Rights Agreement” means that certain Registration Rights Agreement between the Company and Purchaser in the form attached to this Agreement as Exhibit B.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Shares, the Warrant and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” shall have the meaning ascribed to such term in the Recitals hereto

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Distribution Agreement, the Registration Rights Agreement, the Warrant, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Signature Stock Transfer, the current transfer agent of the Company, with a mailing address of 2301 Ohio Drive, Suite 100, Plano, Texas  75093, and any successor transfer agent of the Company.

“Voting Agreement” means that certain Voting Agreement between Balwinder Samra and Purchaser in the form attached to this Agreement as Exhibit C.

“Warrant” shall have the meaning ascribed to such term in the Recitals hereto.

“Warrant Shares” shall have the meaning ascribed to such term in the Recitals hereto.

ARTICLE II
PURCHASE AND SALE

2.1 Issuance, Sale and Delivery of the Shares and Warrant at the Closing.  At the Closing, on the terms and subject to the conditions of this Agreement, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Shares and a Warrant to purchase the Warrant Shares, for the aggregate purchase price of $5,000,000.

2.2 Closing. The closing (“Closing”) shall take place at 10:00 a.m. at the offices of Rutan & Tucker, LLP, 611 Anton Blvd., Costa Mesa, California, on the date hereof.  At the Closing, the Company shall issue to the Purchaser (i) the Shares and (ii) a Warrant in definitive form, registered in the name of the Purchaser representing the right to purchase the Warrant Shares.  As payment in full for the Shares and Warrant being purchased by it under this Agreement, and against delivery of the stock certificate or certificates therefor and Warrant as aforesaid, on the Closing Date, the Purchaser shall pay to the Company by wire transfer or by such other method as may be reasonably acceptable to the Company, in immediately available funds in the amount of $5,000,000.  Such amount shall be paid to the account as shall have been designated in writing to the Purchaser at least two (2) business days prior to the date of the Closing by the Company.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser as of the Closing:

(a) Subsidiaries.  The Company has no direct or indirect subsidiaries.

(b) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation nor default of any of the provisions of its respective articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than the Required Approvals. Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. Subject to the Required Approvals, the execution, delivery and performance by the Company of the Transaction Documents, the issuance and sale of the Securities and the consummation by the Company of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any of the provisions of the Company’s articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.9, and (ii) the filing of a Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Shares and the Warrant are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Warrant, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company will reserve from its duly authorized capital stock a number of shares of Common Stock issuable pursuant to this Agreement and for issuance of the Warrant Shares.

(g) Capitalization.  The capitalization of the Company is as set forth in Section 3.1(g) of the Disclosure Schedule. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than as set forth on Section 3.1(g) of the Disclosure Schedule, pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as set forth in Section 3.1(g) of the Disclosure Schedule, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser). All of the outstanding shares of capital stock of the Company are validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws (subject to the filing of a Form D with the Commission and such other filings as are required to be made under applicable state securities laws), and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or Section 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as set forth on Section 3.1(i) of the Disclosure Schedule or specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission prior to the Closing, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its business, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company is a party to a collective bargaining agreement, and the Company believes that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. The Company is not: (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) in or has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. The Company possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets.  The Company has good and marketable title in fee simple to all real property owned by it and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company, Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties and Liens set forth on Section 3.1(n) of the Disclosure Schedule. Any real property and facilities held under lease by the Company is held by the Company under valid, subsisting and enforceable leases with which the Company is in compliance.

(o) Patents and Trademarks. The Company has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  The Company has not received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company is engaged, including, but not limited to, directors and officers insurance coverage. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of each Closing. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(s) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(t) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(u) No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(v) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company.

(w) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(x) Environmental Matters.  Except as otherwise disclosed in the SEC Reports, the Company is in compliance in all material respects with the terms and conditions of the applicable Environmental Laws, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws.  The Company has not received any notice of whatever form alleging noncompliance with any Environmental Law and, to the knowledge of the Company, no previous owner or operator of any real property leased and/or operated by the Company (collectively, the “Properties”) or any business currently owned or operated by the Company has received any such notice alleging noncompliance with any Environmental Law.  None of the Properties or any other assets of the Company include any equipment, machinery, device, or other apparatus that contains polychlorinated biphenyls that is now or ever has been leaking, any asbestos that is or reasonably may be anticipated to become in friable condition, or any underground tank.  For purposes herein, Environmental Laws means all federal, state and local laws, rules and regulations relating to pollution or protection of the environment such as laws relating to emissions, discharges, releases or threatened releases of hazardous, toxic or other pollutants, contaminants, chemicals or industrial material, into the natural environment, including, without limitation, into ambient air, surface water, ground water, land surface or subsurface strata or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous, toxic or other pollutants, contaminants, chemicals or industrial materials, substances or wastes, together with all regulations, rules, codes, plans, decrees, judgments, injunctions, notices and demand letters issued, entered, promulgated or approved thereunder.

(y) Full Disclosure.  No representation, warranty or statement made by the Company in this Agreement, or in any other material furnished or to be furnished by the Company to the Purchaser contains any untrue statement of a material fact, or omits to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.  There is no fact which the Company has not disclosed to the Purchaser herein and of which the Company or any of its officers, directors or executive employees is aware which could reasonably be anticipated to have a Material Adverse Effect on the Company or the ability of the Company to continue operating the business in the same manner as the Company has been conducted prior to the Closing Date.  The Company has disclosed to the Purchaser all material information relating to the Company or the transactions contemplated by this Agreement.

3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof to the Company as follows (unless as of a specific date therein):

(a) Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws).

(c) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act, (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act and/or (iii) a non “U.S. Person” as defined under Regulation S under the Securities Act. The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of the Purchaser. the Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of the Purchaser under this Agreement.

(b) The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that the Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, the Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

4.2 Use of Proceeds. The Company shall use the proceeds from the sale of the Securities in the manner set forth in Schedule 4(2) attached hereto and made a part hereof and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person. Any change in the use of proceeds shall require the consent of Purchaser.

4.3 Indemnification of Purchaser. Subject to the provisions of this Section 4.3, the Company will indemnify and hold the Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents.  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

4.4 Appointment to Board.  The Purchaser’s obligations at the Closing are conditioned upon the Purchaser receiving confirmation from the Company that all necessary action on the part of the Company has been taken for Mr. Winston Chung to be appointed as a member and the chairman of the Board of Directors of the Company effective upon the Closing.

4.5 Legal Opinion.  The Purchaser’s obligations at the Closing are conditioned upon the Purchaser receiving a legal opinion from Rutan & Tucker, LLP in a form customary in transactions similar to the transactions consummated by this Agreement.

4.6 Accredited Investor and/or Non U.S. Person Certification.  The Company’s obligations at the Closing are conditioned upon the Company receiving from the Purchaser certifications and assurances required to ensure compliance with the securities laws of the United States.

4.7 Delivery of Stock Certificate.  Within five (5) Trading Days of the Closing, the Company shall deliver to the Purchaser a stock certificate in definitive form, registered in the name of the Purchaser, representing the Shares.

4.8 Reservation of Shares of Common Stock.  The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Warrant in such amount as may then be required to fulfill its obligations in full under the Warrant.

4.9 Company Deliveries.  The Purchaser’s obligations at the Closing are conditioned upon the Purchaser receiving from the Company a good standing certificate from Secretary of State of the State of Nevada dated within 10 days of the Closing, together with a verbal bring-down on the date of the Closing.

4.10 HSR Act Filings.  To the extent required with respect to the Shares and the Warrant Shares, the Company will file, and will provide any and all assistance to the Purchaser necessary to enable the Purchaser to file, all notices, reports and other documents required to be filed with governmental entities, including without limitation the Federal Trade Commission and the U.S. Department of Justice, in connection with the transactions set forth in the Transaction Documents.  Without limitation, if and as requested by the Purchaser, the Company shall prepare and file, as promptly as practical, one or more Notification and Report Forms complying with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and related laws, rules and regulations.  For the avoidance of doubt, after the Closing no Warrant Shares or Distribution Agreement Shares shall be issued to the Purchaser pursuant to the Transaction Documents until such time as any waiting period required by the HSR Act in connection with such issuance shall have expired or been terminated.

4.11 Distribution Agreement.  The parties will negotiate in good faith the terms of a Distribution Agreement mutually acceptable to the Company and the Purchaser, which Distribution Agreement shall be executed by the parties thereto at or about the date of the Closing of the purchase and sale of the Shares and Warrant pursuant to the terms and conditions of this Agreement.

4.12 Registration Rights Agreement.  The parties will execute and deliver the Registration Rights Agreement at the Closing.

4.13 Voting Agreement.  Balwinder Samra and Purchaser will execute and deliver the Voting Agreement at the Closing.

4.14 Further Assurances. The parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

ARTICLE V
MISCELLANEOUS

5.1 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser.

5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices.  Any notice, request, demand or other communication required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given under this Agreement on the earliest of:  (a) the date of personal delivery, (b) the date of transmission by facsimile, with confirmed transmission and receipt, (c) two (2) days after deposit with a nationally-recognized courier or overnight service and (d) five (5) days after mailing via first-class mail.  All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth for such party (i) if to the Purchaser, to Seven One Limited, No. 3 Industrial Zone, Lisonglang Village, Gongming Town, Bao’an Dist., Shenzhen, P.R.C., attention: Mr. Winston Chung, with a copy to Quintairos, Prieto, Wood & Boyer, P.A., One East Broward Boulevard, Suite 1400, Fort Lauderdale, Florida, 33301, attention: Robert Cousins, Esq., facsimile (954) 523-7009, and (ii) if to the Company, to Balqon Corporation., 1420 240th Street, Harbor City, CA 90710, attention:  Balwinder Samra, with a copy to Rutan & Tucker LLP, 611 Anton Boulevard, 14th Floor, Costa Mesa, CA 92626, attention:  Larry A. Cerutti, facsimile (714) 546-9035.  Any party hereto (and such party’s permitted assigns) may change such party’s address for receipt of future notices hereunder by giving written notice to the Company and the Purchaser.

5.4 Amendments; Waivers. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and the Purchaser.  No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein.  The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach.  No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser (other than by merger). The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the Purchaser.

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.3.

5.8 Governing Law.  This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to conflict of law principles that would result in the application of any law other than the law of the State of California.

5.9 Dispute Resolution.  The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the federal and state courts located within the geographic boundaries of Orange County, California for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the federal and state courts located within the geographic boundaries of Orange County, California and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. The prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

5.10 Survival. The representations and warranties contained herein shall survive each Closing and the delivery of the Securities for the applicable statute of limitations.

5.11 Attorneys’ Fees.  If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of the Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

5.12 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.13 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the day and year first above written.

BALQON CORPORATION By: Balwinder Samra, Chief Executive Officer SEVEN ONE LIMITED By: Chung Hung Ka, Chief Executive Officer

EXHIBIT A

WARRANT

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

EXHIBIT C

VOTING AGREEMENT

SCHEDULE 4.2

USE OF PROCEEDS

Proceeds from the Securities Purchase Agreement shall be used as follows:

1.           Manufacturing of Products

2.           Inventory

3.           Purchase of batteries under the Distribution Agreement

4.           Working Capital expenses as agreed upon by Winston Chung

In addition to the restrictions set forth under Section 4(2) of the Agreement, proceeds from the Securities Purchase Agreement may not be used for:

1.           Research and Development

2.           Repayment of outstanding debentures

3.           Executive compensation/bonus, except as otherwise paid in accordance with prior Company practices.

DISCLOSURE SCHEDULE

to the

SECURITIES PURCHASE AGREEMENT

by and between

BALQON CORPORATION,

and

SEVEN ONE LIMITED

This Disclosure Schedule is hereby delivered by Balqon Corporation, a Nevada corporation (the “Company”) in accordance with the provisions of that certain Securities Purchase Agreement by and among the Company and Seven One Limited (the “Purchaser”) (the “Agreement”).  Capitalized terms that are used in this Disclosure Schedule and are not defined shall have the meaning set forth in the Agreement.

Any matter set forth in a section of this Disclosure Schedule with respect to a particular representation and warranty in the Agreement shall be deemed an exception to any other representations and warranties in the Agreement to which it may relate provided the disclosure is in sufficient detail to enable a reasonable person to identify such other representations and warranties to which such information is responsive.  Failure to provide a cross-reference from one section of this Disclosure Schedule to other applicable sections of this Disclosure Schedule shall not, however, in and of itself be deemed a failure to disclose unless a reasonable person would be unable to determine that the disclosure contained in such section of this Disclosure Schedule applies to other representations or warranties contained in the Agreement.

Headings have been inserted on the separate sections of this Disclosure Schedule for convenience of reference only and shall not have the effect of amending or changing the content or meaning of the section as set forth in the Agreement.

This Disclosure Schedule, which were prepared by the Company and is hereby delivered to the Purchaser, sets forth exceptions to representations and warranties contained in Article III of the Agreement.

This Disclosure Schedule is part of the Agreement and is incorporated by reference therein.

Section 3.1(g)

1.
The Company has 25,755,014 shares of Common Stock outstanding.  The Company also may issue up to (i) 7,500,000 shares of Common Stock under the Company’s 2008 Stock Incentive Plan, (ii) 6,611,647 shares of Common Stock under warrants to purchase Common Stock and (iii) 4,096,650 shares of Common Stock under convertible notes and debentures, each calculated immediately prior to the Closing.  The outstanding Common Stock Equivalents are further described in the SEC Reports.

2.
The Company is obligated to issue warrants to purchase an indeterminate number of shares of its common stock pursuant to an agreement with its investor relations firm.  On November 17, 2010, the Company issued 5,000 shares to its investor relations firm under this agreement.

3.
Between November 19, 2010 and December 3, 2010, the Company issued $50,000 in principal of its 10% Senior Secured Convertible Promissory Debentures, which debentures are convertible in to 66,666 shares of Common Stock, subject to adjustment, and warrants to purchase 50,000 shares of Common Stock, subject to adjustment, in a private placement transaction. The Company also issued placement agent warrants to purchase up to 4,000 shares of Common Stock, subject to adjustment, in connection with these transactions.

Section 3.1(i)

1.	Between November 19, 2010 and December 3, 2010, the Company issued $50,000 in principal of its 10% Senior Secured Convertible Promissory Debentures.

Section 3.1(n)

1.
The Company is party to a Business Financing Agreement (the “Credit Agreement”) with Bridge Bank, National Association (the “Lender”) pursuant to which the Lender has provided the Company with an accounts receivable based credit facility in the aggregate amount of up to $2,000,000 (the “Credit Facility”). The Credit Facility is secured by a continuing first priority security interest in all the Company’s personal property (subject to customary exceptions).  At September 30, 2010 there was $219,463 outstanding and $47,262 was available under the terms of the Credit Facility. At December 31, 2009, $128,150 was outstanding and $6,190 was available under the terms of the Credit Facility.

2.
The Company has issued $850,000 in principal of its 10% Senior Secured Convertible Promissory Debentures.  The Debentures are secured by a security interest in all of the Company’s personal property (subject to customary exceptions), which security interest is subject to and subordinate to the security interest under the Company’s secured credit facilities with one or more financial institution, in an amount of up to $2,500,000 in the aggregate.

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